                                                                   Exhibit 3-136
--------------------------------------------------------------------------------

Microfilm Number 9314- 710     Filed with the Department of State on FEB 01 1993

Entry Number 2242166                              /s/ [graphic of signature]
                                                  ------------------------------
                                                  Secretary of the Commonwealth


                      ARTICLES OF INCORPORATION-FOR PROFIT

                                       OF

                            GMC-LTC Management, Inc.
                            ------------------------
                               Name of Corporation
                      A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

|X| Business-stock (15Pa. C.S. ss. 1306)                |_| Management (15 Pa. C.S. ss. 2702)

|_| Business-nonstock (15 Pa. C.S. ss. 2102)            |_| Professional (15 Pa. C.S. ss. 2903)

|_| Business-statutory close (15 Pa. C.S. ss. 2303)     |_| Insurance (15 Pa. C.S. ss. 3101)

                                  |_| Cooperative (15 Pa. C.S. ss. 7102)


              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1.   The name of the corporation is: GMC-LTC Management, Inc.

     ---------------------------------------------------------------------------

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:


     (a)
        ------------------------------------------------------------------------
         Number and Street        City        State        Zip        County



     (b) c/o:  C T Corporation System                              Philadelphia
        ------------------------------------------------------------------------
          Name of Commercial Registered Office Provider              County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4.   The aggregate number of shares authorized is: 1,000 ($1 Par)
     (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including number and street, if any, of each incorporator is:

   Name                           Address
   Mary L. Nippell                Mesirov, Gelman, et als
                                  1735 Market Street, 38th Floor
                                  Philadelphia, PA 19103



6.   The specific effective date, if any, is

     ---------------------------------------------------------------------------
                               month     day     year     hour, if any

DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)-2


7. Any additional provisions of the articles, if any, attach on 8 1/2 x 11 sheet.

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. ss. 77a et seq.).

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:

10. In all election for Directors, each shareholder entitled to vote shall be entitled to only one vote for each share held, it being intended hereby to deny to shareholders the right of cumulative voting in the election of Directors.

IN TESTIMONY WHEREOF, the incorporator has signed these Articles of Incorporation this 28th day of January 1993


/s/ Mary L. Nipell
-----------------------------                        ---------------------------
      (Signature)                                          (Signature)
Mary L. Nippell

                                  2002057- 478




                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU

 Entity Number           Statement of Change of Registered Office by Agent
    ooooo                             (15 Pa.C.S.ss. 108)

   Name

   THERESA ALFIERI- C T CORPORATION SYSTEM
   ---------------------------------------


   Address

   111 8th Avenue - 13th Floor
   -----------------------------------     Document will be returned to the name
   City       State       Zip Code         and address you enter to the left.

   -----------------------------------
   New York       New York       10011

Fee: S4



                                 Filed in the Department of State on JUN 18 2002


                                         /s/ [graphic of signature]
                                         ---------------------------------------
                                         ACTING Secretary of the Commonwealth JK


   In compliance with the requirements of 15 Pa.C.S. ss. 108 (relating to change in location or status of registered office provided by agent), the undersigned person who maintains the registered office of an association and who desires to change the following with respect to such agency hereby states that:




  1. The name of the association represented by the undersigned person is:

                   GMC-LTC MANAGEMENT, INC. (PA.DOM.)
--------------------------------------------------------------------------------


  2. The address of the present registered office in this Commonwealth of the above-named association is:

  c/o C T CORPORATION SYSTEM, 1515 Market St., Philadelphia,     PA   19102
--------------------------------------------------------------------------------
   Number and Street            City        State        Zip        County


  3. If the registered office address is to be changed, complete the following:

    The address in the same county to which the registered office in this Commonwealth for the above-named association is to be changed is:
--------------------------------------------------------------------------------
   Number and Street            City        State        Zip        County


  4. The name of the person in care of the foregoing office: CT CORPORATION
     SYSTEM

    The person named immediately above in this paragraph has been designated in fact as the agent in care of the registered office in the Commonwealth of Pennsylvania of the association named in paragraph 1 of this statement.

  5. Check one or more of the following as appropriate:

  |_| This statement reflects a change in name of the agent.

  |_| The change in registered office set forth in this statement reflects the removal of the place of business of the agent to a new location within the county.

  |x| The status of the agent as the provider of the registered office of the above-named association has been terminated.




                               IN TESTIMONY WHEREOF, the undersigned person has caused this Statement of Change of Registered Office by Agent to be signed this

                               14TH day of June 2002.

                               C T CORPORATION SYSTEM
                               -------------------------------------------------
                                        Name


                               /s/ [graphic of signature]
                               -------------------------------------------------
                                        Signature

                               ASSISTANT SECRETARY
                               -------------------------------------------------
                                        Title